                                                                   Exhibit 10.39

                                                                  EXECUTION COPY


                             STOCK PLEDGE AGREEMENT


                 THIS STOCK PLEDGE AGREEMENT (this "Agreement") dated as of April 7, 1997 by The American Materials & Technologies Corporation, a Delaware corporation (the "Pledgor"), to LaSalle Business Credit, Inc. (the "Pledgee").


                              W I T N E S S E T H:

                 WHEREAS, the Pledgor's wholly-owned subsidiary, Grafalloy Corporation, a Delaware corporation ("Borrower"), and the Pledgee, as Lender, are entering into a Loan and Security Agreement concurrently herewith dated as of April 7, 1997 (as the same may be amended or modified from time to time, the "Loan Agreement"); and

                 WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Pledgor shall have executed this Agreement and made the pledge in favor of the Pledgee, as contemplated hereby.

                 NOW, THEREFORE, in consideration of the premises and to induce the Pledgee to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Pledgee as follows:

                 1. Definitions. Unless the context otherwise requires, all terms used but not expressly defined herein shall have the meanings given to them in the Loan Agreement or, if they are not defined in the Loan Agreement but are defined in the Illinois Uniform Commercial Code (the "Code"), they shall have the same meaning herein as in the Code.

                 2.       Pledge of the Pledged Stock; Power of Attorney.

                          (a)      As security for the prompt payment and
performance when due of the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a lien on and security interest in, the following (the "Pledged Collateral"): (i) all of the issued and outstanding shares of common stock of Borrower which shares are listed on Schedule A hereto (the "Pledged Stock"), (ii) all additional shares of stock or other securities at any time issued by Borrower, (iii) the certificates evidencing all such shares and securities, (iv) subject to Section 6 hereof, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and such shares and securities and (v) all proceeds of any of the foregoing (including, without limitation, proceeds constituting any property of the types described above). The Pledgor has delivered to the Pledgee original stock certificates for all of the Pledged Stock, each accompanied by an undated stock power executed in blank by the Pledgor.
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                          (b)     The Pledgee shall have no obligation with
respect to the Pledged Collateral or any other property held or received by it hereunder except to use reasonable care in the custody thereof to the extent required by law. The Pledgee may hold the Pledged Collateral in the form in which it is received by it.

                          (c)     The Pledgor, to the full extent permitted by
law, hereby constitutes and irrevocably appoints the Pledgee (and any officer or agent of the Pledgee, with full power of substitution and revocation) as the Pledgor's true and lawful attorney-in-fact, in the Pledgor's stead and in the name of the Pledgor or in the name of the Pledgee, to transfer, upon the occurrence and during the continuation of an Event of Default or at any time the Pledgee reasonably believes, and has so notified the Pledgor in writing, that fraud has occurred with respect to the Pledgor or any other Person controlling, controlled by, or under common control with the Pledgor (a "Fraud"), the Pledged Collateral on the books of Borrower in whole or in part, to the name of the Pledgee or such other Person or Persons as the Pledgee may designate and, upon the occurrence and during the continuation of an Event of Default or at any time the Pledgee reasonably believes, and has so notified the Pledgor in writing, that Fraud has occurred, to take all such other and further actions as the Pledgor could have taken with respect to the Pledged Collateral which the Pledgee in its absolute discretion determines to be necessary or appropriate to accomplish the purposes of this Agreement.

                          (d)     The powers of attorney granted pursuant to
this Agreement and all authority hereby conferred are granted and conferred solely to protect the Pledgee's interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the payment in full of the Liabilities and the termination of the Loan Agreement, and shall not be terminated prior thereto or affected by any act of the Pledgor or other Persons or by operation of law.

                          (e)     Each Person who shall be a transferee of the
beneficial ownership of any of the Pledged Collateral (any such transfer being prohibited under Section 5 unless the Pledgee consents thereto) shall be deemed to have irrevocably appointed the Pledgee, with full power of substitution and revocation, as such Person's true and lawful attorney-in-fact in such Person's name and otherwise to do any and all acts herein permitted and to exercise any and all powers herein conferred.

                 3.       Rights of the Pledger; Voting.

                          (a)     During the term of this Agreement, and so
long as no Voting Notice (as defined below) is received from the Pledgee following the occurrence of an Event of Default as hereinafter provided in this
Section 3, the Pledgor shall have the right to vote any of the Pledged Collateral in all corporate matters except those which would violate this Agreement or any of the Other Agreements, or any other agreement between the Pledgor and the Pledgee, or which would be reasonably likely to materially reduce the value of the Pledged Collateral, unless the Pledgee consents thereto. The Pledgor shall not suffer or permit any such action to be taken by Borrower without the prior written approval (which approval the Pledgee may withhold in its sole discretion, exercised in a commercially reasonable manner) of the Pledgee.




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                          (b)     Upon the occurrence and during the
continuation of an Event of Default or from and after such time as the Pledgee has notified the Pledgor in writing that it reasonably believes that Fraud has occurred, which notice shall set forth the allegations of Fraud in reasonable detail, the Pledgor shall give the Pledgee at least five days' prior notice of
(i) any meeting of stockholders of Borrower or any meeting of directors convened for any purpose and (ii) any written consent which the Pledgor proposes to execute as the stockholder of Borrower or which any of the representatives of the Pledgor proposes to execute as a director of Borrower. The Pledgor hereby authorizes the Pledgee to send its agents and representatives to any such meeting of shareholders or directors of Borrower, that the Pledgee wishes to attend, and agrees to take such steps as may be necessary to confirm and effectuate such authority, including, without limitation, causing Borrower to give reasonable prior written notice to the Pledgee of the time and place of any such meeting and the principal actions to be taken thereat.

                          (c)     Notwithstanding the occurrence of an Event of
Default, the Pledgor may continue to exercise the voting rights of the Pledgor as herein described (and subject to the limitations herein) except to the extent that the Pledgee may elect to exercise voting power (as determined by it in its sole discretion) by a written notice given to the Pledgor at any time during the continuance of an Event of Default (a "Voting Notice"), whereupon the Pledgee shall have the exclusive right to exercise such rights to the extent specified in such Voting Notice, and the Pledgor shall take all such steps as may be necessary to effectuate such rights until the Pledgee notifies the Pledgor of the release of such rights.

          4. No Restrictions on Transfer. The Pledgor warrants and represents that other than the restrictions created hereby, there are no restrictions on the transfer of the Pledged Stock except for such restrictions imposed by operation of law, that there are no options, warrants or rights pertaining thereto, and that the Pledgor has the right to transfer the Pledged Stock free of any encumbrances and without the consent of the creditors of the Pledgor or the consent of Borrower, or any other Person or any governmental agency whatsoever.

          5. No Transfer or Liens; Additional Securities. The Pledgor agrees that it will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Pledged Collateral during the term of this Agreement, except to or in favor of the Pledgee. The Pledgor shall not cause, suffer or permit Borrower to issue any common or preferred stock, or any other equity security, to any Person, unless the Pledgee otherwise consents in writing (which consent may be withheld in the Pledgee's sole discretion).

          6. Adjustments of Capital Stock; Payment and Application of Dividends. In the event that during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Borrower or if any other or additional shares of stock of Borrower are issued to the Pledgor, all new, substituted and additional shares or other securities issued by reason of any such change or acquisition shall immediately be delivered by the Pledgor to the Pledgee and shall be deemed to be part of the "Pledged Collateral" under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder. All cash dividends received by or payable to the Pledgor in respect of the Pledged Collateral, including any additional shares of stock received by the Pledgor as a result of the Pledgor's record ownership of the Pledged Stock shall immediately be delivered by the Pledgor to the Pledgee, to be held by the Pledgee as Pledged Collateral





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hereunder or to be applied by the Pledgee against the Liabilities.  Upon the occurrence and during the continuation of an Event of Default, the Pledgor will not demand and will not be entitled to receive, any cash dividends or other income, interest or property in or with respect to the Pledged Collateral, and if the Pledgor receives any of the same, the Pledgor shall immediately deliver it to the Pledgee to be held by it and applied as provided in the preceding sentence.

          7. Warrants and Options. In the event that during the term of this Agreement subscription warrants or other rights or options shall be issued in connection with the Pledged Collateral, all such stock warrants, rights and options shall forthwith be assigned to the Pledgee by the Pledgor, and said stock warrants, rights and options shall be, and, if exercised by the Pledgor, all new stock issued pursuant thereto shall be, pledged by the Pledgor to the Pledgee to be held as, and shall be deemed to be part of, the Pledged Collateral under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder.

                 8. Return of Pledged Collateral Upon Termination. Upon the release, satisfaction, discharge or termination of all of the Liabilities and the termination of the Loan Agreement, the Pledgee shall cause to be transferred or returned to the Pledgor, within seven (7) business days following such termination of the Loan Agreement, all of the stock pledged by the Pledgor herein and any money, property and- rights received by the Pledgee pursuant hereto, to the extent the Pledgee has not taken, sold or otherwise realized upon the same as permitted hereunder, together with all other documents reasonably required by the Pledgor to evidence termination of the pledge contemplated hereby.

                 9. Events of Default; Remedies. (a) Upon the occurrence of any Event of Default (as defined below), the Pledgee shall have and at any time may exercise with respect to the Pledged Collateral, the proceeds thereof, and any other property or money held by the Pledgee hereunder, all rights and remedies available to it under law, including, without limitation, those given, allowed or permitted to a secured party by or under the Code, and all rights and remedies provided for herein. "Event of Default" shall mean any default by the Pledgor in any of the Pledgor's obligations hereunder or under any of the Other Agreements, any Event of Default as defined in the Loan Agreement, or any default by the Borrowers in the payment or performance of any other Liabilities.

                     (b) Without limiting the foregoing, in the event that the Pledgee elects to sell the Pledged Stock (such term including, for purposes of this Section 9, the Pledged Stock and all other shares of stock or securities at any time forming part of the Pledged Collateral), the Pledgee shall have the power and right in connection with any such sale, exercisable at its option and in its absolute discretion, to sell, assign, and deliver the whole or any part of the Pledged Stock or any additions thereto at a private or public sale for cash, on credit or for future delivery and at such price as the Pledgee deems to be satisfactory. Notice of any public sale shall be sufficient if it describes the Pledged Collateral to be sold in general terms, and is published at least once in The New York Times and The Wall Street Journal not less than five (5) Business Days prior to the date of sale. If The New York Times or The Wall Street Journal is not then being published, publication may be made in lieu thereof in any newspaper then being circulated in the City of New York, New York as the Pledgee may elect. All requirements of reasonable notice under this Section 9 shall be met if such notice is mailed, postage prepaid at least seven





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(7) days before the time of such sale or disposition, to the Pledger at its address set forth in Section 16 hereto or such other address as the Pledgor may have, in writing, provided to the Pledgee. The Pledgee may, if it deems it reasonable, postpone or adjourn any sale of any collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale.

                     (c) Because federal and state securities laws may restrict the methods of disposition of the Pledged Stock which are readily available to the Pledgee, and specifically because a public sale thereof may be impossible or impracticable by reason of certain restrictions under the Securities Act of 1933, as amended, or under applicable Blue Sky or other state securities laws as now or hereafter in effect, the Pledgor agrees that the Pledgee may from time to time attempt to sell the Pledged Stock by means of a private placement restricting the offering or sale to a limited number of prospective purchasers who meet suitability standards the Pledgee deems appropriate and who agree that they are purchasing for their own accounts for investment and not with a view to distribution, and the Pledgee's acceptance of the highest offer obtained therefrom shall be deemed to be a commercially reasonable disposition of the Pledged Stock. The Pledgee or its assigns may purchase all or any part of the Pledged Stock and any purchaser thereof shall thereafter hold the same absolutely free from any right or claim of any kind. To the fullest extent permitted by law, the Pledgee shall not be obligated to make any such sale pursuant to notice and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for the sale, and such sale may be held at any time or place to which the same may be adjourned. If any of the Pledged Stock is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to pay for same and, in such event, the Pledgee may resell such Pledged Stock and the Pledgor shall continue to be liable to the Pledgee for the full amount of the Liabilities to the extent the Pledgee does not receive full and final payment in cash therefor.

                          (d)  The Pledgee shall have the sole right to
determine the order in which Liabilities shall be deemed discharged by the application of the proceeds of Pledged Stock or any other property or money held hereunder or any amount realized thereon.

          10. Certain Representations and Warranties. The Pledgor represents and warrants to the Pledgee that: (a) All shares of Pledged Stock are fully paid, duly and properly issued, nonassessable and owned by the Pledgor free and clear of any lien or encumbrance of any kind whatsoever, excepting those herein granted to the Pledgee, and the Pledged Stock constitutes all of the outstanding securities of any class or kind of Borrower.

                      (b) No effective financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office.

                      (c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Liabilities, and all filing and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

                      (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the pledge by the





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Pledgor of the Pledged Collateral pursuant to this Agreement, the grant by the
Pledgor of the assignment or security interest granted hereby or the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection of or exercise by the Pledgee of its rights and remedies provided for in this Agreement, or (iii) the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Stock by laws affecting the offering and sale of securities generally).

                      (e) The Pledgor has full right, power and authority to enter into this Agreement and to grant the security interest in the Pledged Collateral made hereby, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as the enforceability thereof may be (i) limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally, and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 11. Indemnity and Expenses. (a) The Pledgor agrees to and hereby indemnifies the Pledgee from and against any and all claims, damages, losses, liabilities and expenses arising out of, or in connection with, or resulting from, this Agreement (including, without limitation, enforcement of this Agreement) except such as are caused by or result from the willful misconduct or gross negligence of the Pledgee.

                     (b) The Pledgor agrees promptly upon the Pledgee's demand to pay or reimburse the Pledgee for all expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Pledgee in connection with (i) the administration of this Agreement and any modification or amendment to or waiver of any provision of this Agreement, (ii) the custody or preservation of the Pledged Collateral, (iii) any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral or any other property or money held hereunder, any other action taken by the Pledgee hereunder whether directly or as attorney-in- fact pursuant to the power of attorney herein conferred, (iv) the failure by the Pledgor to perform or observe any of the provisions hereof or (v) any action taken by the Pledgee pursuant to this Agreement. All such expenses shall be deemed a part of the Liabilities for all purposes of this Agreement and the Pledgee may apply the Pledged Collateral or any other property or money held hereunder to payment of or reimbursement for such expenses after notice and demand to the Pledgor.

                 12. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may, but shall not be obligated to, perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor.

                 13. Waivers and Amendment. The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any jurisdiction in which such exercise would be prohibited by law. No action, failure to act or knowledge of the Pledgee shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. Any right or power of the





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Pledgee hereunder respecting the Pledged Collateral and any other property or money held hereunder may at the option of the Pledgee be exercised as to all or any part of the same and the term the "Pledged Collateral" wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) "the Pledged Collateral and any other property or money held hereunder or any part thereof." This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by the Pledgor.

          14. Continuing Security Interest; Assignments of Secured Debt. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until released in accordance herewith, (ii) be binding upon the Pledgor, and the Pledgor's successors and assigns, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, its successors and assigns. Without limiting the generality of the foregoing clause (iii), the Pledgee may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect hereof granted to the Pledgee herein; the Pledgee shall, however, retain all of its rights and powers with respect to any part of the Pledged Collateral not transferred. Any agent or nominee of the Pledgee shall have the benefit of this Agreement as if named herein and may exercise all the rights and powers given to the Pledgee hereunder.

          15. GOVERNING LAW; SUITS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PLEDGOR AND THE PLEDGEE HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, NOTWITHSTANDING ITS CONFLICTS OF LAW PRINCIPLES AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN THE COLLATERAL, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION. THE PLEDGOR HEREBY IRREVOCABLY (I) CONSENTS THAT ANY SUIT, ACTION OR LEGAL PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT SHALL, IF THE PLEDGEE SO ELECTS, BE BROUGHT AND ENFORCED IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS AND (II) WAIVES ANY OBJECTION TO JURISDICTION OR VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT AND ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AND ITS COUNSEL AS PROVIDED UNDER SECTION 16 HEREOF, AND SUCH SERVICE SHALL BE DEEMED TO BE COMPLETE FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN THE U.S. MAILS AS AFORESAID.

                16. Notices. All notices hereunder shall be in writing (except only as otherwise provided in Section 13) and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally (including delivery by courier





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
providing evidence of delivery), or transmitted by telex or telegram or telecopier with transmission confirmed, or (b) five days after the date on which the same is deposited in the United States mail (certified or registered if required under Section 15), with postage prepaid and properly addressed, and any notice mailed shall be addressed:

                          (a)     in the case of the Pledgor, to:

                                  The American Materials & Technologies
                                  Corporation
                                  5635 Soledad Mountain Road
                                  La Jolla, CA 92037
                                  Attn: Paul Pendorf, President
                                  and Chief Executive Officer

                                  with a copy to:

                                  Foley, Hoag, & Eliot LLP
                                  1 Post Office Square
                                  Boston, MA 02101

                                  Attn:  David Broadwin, Esq.

                          (b)     in the case of the Pledgee, to:

                                  LaSalle Business Credit, Inc.
                                  477 Madison Avenue
                                  New York, New York 10022

                                  Attn:  District Credit Manager

                                  with a copy to:

                                  Lowenthal, Landau, Fischer & Bring, P.C.
                                  250 Park Avenue
                                  New York, New York 10177

                                  Attn.:  Robert Stein, Esq.

or at such other address as the party giving such notice shall have been advised of in writing for such purpose by the party to whom or to which the same is directed.

                 17. WAIVERS OF JURY TRIAL AND CONSEQUENTIAL DAMAGES. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE PLEDGEE HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE PLEDGED COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO.





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             NEITHER THE PLEDGOR OR THE PLEDGEE, NOR ANY EMPLOYEE,  AGENT OR
ATTORNEY OF EITHER OF THEM, SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THIS AGREEMENT OR THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE LIABILITIES, EXCEPT FOR BAD FAITH.

          18. Severability: Entire Agreement. (a) If any provision of this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality or enforceability of any such provision in any other jurisdiction shall not be affected or impaired, and to the extent any provision in held invalid, illegal or unenforceable, then such provision shall be deemed severable from, and shall in no way affect the validity or enforceability of the remaining provisions of, this Agreement.

                          (b)  This Agreement constitutes the entire agreement
of the Pledgor, and replaces any other or prior agreements or undertakings, with respect to the subject matter hereof, and there are no other agreements or undertakings, oral or written, respecting such subject matter which are intended to have any force or effect after the execution hereof.

                 19. Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Pledgee and their respective successors, trustees, and assigns. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                 IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

                                   THE AMERICAN MATERIALS &
                                   TECHNOLOGIES CORPORATION


                                   By: /s/ WILLIAM A. TIMMERMAN
                                       ------------------------------
                                        Name:  William A. Timmerman
                                        Title: CFO





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
                 The undersigned hereby agrees to recognize all of the rights granted to the Pledgee under the foregoing Agreement and to take all actions necessary to effectuate said rights and the purposes of the Agreement including, without limitation, performance of any acts requested by the Pledgee pursuant to the terms thereof.



Date:   April 7, 1997                  GRAFALLOY CORPORATION



                                       By: /s/ WILLIAM A. TIMMERMAN
                                           -----------------------------
                                              Name:  William A. Timmerman
                                              Title: Director





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
                                   SCHEDULE A


                           Designation and Number of
                    shares of capital stock owned by Pledgor




Shares issued to Pledgor by Borrower:    100 shares of Common Stock, $.01
                                         par value per share, certificate
                                         number 2.





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